Executing Today While Building for Tomorrow

Strategic Acquisition of Corstasis Therapeutics

March 3, 2026

Forward-looking Statements & Disclosures

This investor presentation contains forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws, including statements regarding marketing strategy and commercialization and business development plans, current and planned operational expenses, expected profitability, future operations, commercial products, clinical development, plans for potential future product candidates, financial condition and outlook, including expected cash runway and profitability, expectations regarding the acquisition of Corstasis Therapeutics, Inc. (“Corstasis”) and the prospects associated with Enbumyst, including the potential size of the congestive heart failure (“CHF”) market opportunity, plans to submit a supplemental New Drug Application, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “suggest,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. Any express or implied statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements are not guarantees of future performance and involve numerous evolving risks and uncertainties that Esperion may not be able to accurately predict or assess, and that could cause Esperion’s actual results to differ materially from those projected, including, without limitation, the failure to consummate the Corstasis transaction or to achieve anticipated sales of Enbumyst, the potential size of the CHF addressable market, the net sales, profitability, and growth of Esperion’s commercial products, including its ability to achieve its Vision 2040 plans, clinical activities and results, supply chain, commercial development and launch plans, business development, the outcomes and anticipated benefits of legal proceedings and settlements, and the risks detailed in Esperion’s filings with the Securities and Exchange Commission. Any forward-looking statements contained in this presentation speak only as of the date hereof, and Esperion disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise, other than to the extent required by law.

Corstasis Therapeutics Acquisition – Vision 2040 in Action!

Strengthen and Expand the Bempedoic Acid Franchise

- Continue to unlock the predicted multi billion-dollar potential of the NEXLETOL/NEXLIZET franchise

Build a Diversified, Multi-Product Portfolio

- Leverage established U.S. commercial infrastructure to support product acquisitions, co-promotions, in-licensing, and revenue-share partnerships

Advance the Next-Generation ACLY Pipeline

- Build a diversified portfolio of internally developed, wholly-owned ACLY inhibitors globally targeting rare and orphan diseases

Achieve at least 5 marketed products by 2040 through a combination of BD and internal pipeline advancement

ESPERION

Corstasis Therapeutics Acquisition Overview

Company Summary

- Lead asset, **Enbumyst™ (bumetanide nasal spray), FDA-approved in September 2025** for adults with **edema associated with congestive heart failure**, and hepatic and renal disease, including nephrotic syndrome
- Commercially launched product that complements Esperion portfolio
- Additional presentations and pipeline products in development for congestive heart failure, hepatic and renal disease markets


Enbumyst
(bumetanide nasal spray)
0.5 mg
141551
Use in the Nose Only

Transaction Summary

- Esperion to own **global** rights to Enbumyst and all pipeline assets
- $75M upfront cash payment, up to $180M in regulatory- and commercial-based milestones, and low-double digit royalties on sales of Enbumyst and follow-on products
- Plans to finance upfront cash payment with a combination of debt and royalty monetization

ESPERION

Strategic Rationale

Building on Esperion's Deep Domain Expertise in Cardiovascular Disease and Expanding Presence in Metabolic, Hepatic and Renal Disease

Expands Esperion's lipid management focus into complementary treatment for edema in Congestive Heart Failure (CHF) patients

Accelerates double-digit revenue growth with high-margin product that is synergistic to Esperion's commercial footprint in cardiology

Enbumyst offers unique patient-friendly delivery, differentiating from oral/injectable competitors and capturing underserved outpatient needs

Provides compelling entry into potential $4B+ US addressable outpatient CHF market at attractive valuation multiples vs. peers

ESPERION

The Growing Heart Failure Epidemic

Congestive Heart Failure: A Growing U.S. Epidemic

- CHF Affects more than **6.7M U.S.** Adults ≥ 20 years of Age and is Projected to Impact Over 8M Adults ≥18 Years by 2030
- CHF cost the nation an estimated **$46.6B** in 2020 and is expected to increase to **$142.4B** in 2050
- CHF affects more than 10% of individuals aged 65 and older and remains **the leading cause of hospitalization** in this age group
- Following years of improvement, CHF **mortality rates have shifted upward**, climbing from 108.3 per 100,000 in 2012 to 121.3 in 2019
- CHF contributed to 452,573 deaths in 2023 – nearly **15% of all deaths** in the United States

**These values include the total health care costs and productivity losses*
AAMR: Age-Adjusted Mortality Rate

Trends in Demographics and Disparities in CHF-Related Mortality Among Older Adults in the United States, 1999 to 2019

Men	Women
1999, 158.3 AAMR	1999, 131.0 AAMR
2019, 141.1 AAMR	2019, 107.8 AAMR

Trends



Trends in AAMR
160
120
80
40
0
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Year
The overall AAMR declined from 1999-2012 followed by an increase from 2012-2019

Sources: 2025 Heart Disease and Stroke Statistics: A Report of US and Global Data From the American Heart Association, What Age Is Heart Failure Most Common - Cardiovasculardiseasehub.com, About Heart Failure | Heart Disease | CDC, Forecasting the Economic Burden of Cardiovascular Disease and Stroke in the United States Through 2050: A Presidential Advisory From the American Heart Association – PubMed, Ageing, demographics, and heart failure – PMC, Acute Decompensated Heart Failure Update - PMC

ESPERION

Congestive Heart Failure Hospitalizations

1 in 4 patients readmitted within 30 days, driving significant healthcare costs

Greatest Expenditure for CHF Treatment Estimated to be $8-15B Annually with Most Common Cost Due to Need for IV Diuretic Treatment

4 Million Hospital Admissions

CHF drives **millions of hospital admissions each year** – 1M as a primary diagnosis and an additional 3M where CHF is documented as a secondary or tertiary diagnosis

~67% of Admissions are for Diuresis Only

Approximately two-thirds of the 1 million annual U.S. hospitalizations for CHF are primarily for diuresis – many of which may be avoidable

~4-7 Days per Admission

Hospital stays for acute decompensated heart failure (ADHF) are prolonged, averaging 4-7 days per admission in the U.S. and averaging $11,840 for initial hospitalization

Sources: The Efficacy, Safety, And Cost Savings Of High Dose IV Diuretics For Heart Failure Patients In An Outpatient Setting With Limited Hospital Bed Space Due To Covid-19 – PMC, Acute Decompensated Heart Failure Update – PMC, Economic burden of hospitalizations of Medicare beneficiaries with heart failure – PMC, The Cost Burden of Worsening Heart Failure in the Medicare Fee For Service Population: An Actuarial Analysis, CEOR_A_423868 721.731

Addressing the Unmet Need

Patient Journey


CENTRAL ILLUSTRATION: Congestion Assessment in HF Patient Journey
Frequency
HF Patient
✓ Stevenson Classification
✓ NP's point-of-care*
✓ Lung/IVC echo
* If available...
✓ Everest score
✓ NP's point-of-care*
✓ Lung/IVC echo
Pre-hospital
✓ Everest score
✓ Laboratory work-up (kidney, liver, electrolytes)
✓ NPs
✓ Lung/IVC echo
✓ Chest X-ray
In-patient
✓ Everest score
✓ Weight change
✓ Electrolyte monitoring
✓ Estimated plasma volume
✓ Echocardiography
Hospitalization
✓ Everest score
✓ Weight change
✓ Electrolyte monitoring
✓ Estimated plasma volume
✓ Echocardiography
Cardiologist
Nurse
Primary Care Physician
Out-patient
✓ Patient reported dyspnea and edema
✓ Weight change/difference/dry weight
✓ Estimated plasma volume
✓ NPs (diuretic/BP/BNP) point-of-care
✓ Phone/Telemonitoring, embedded clinical decision support
✓ Everest score
✓ "Dry" weight
✓ NPs
✓ Estimated plasma volume
✓ Lung/IVC echo
Post-Discharge
Girerd, N. et al. J Am Coll Cardiol HF. 2018;6(4):273-85.

Enbumyst Opportunity for Intervention

Pre-admission and post-discharge (readmission) are targeted opportunities for fluid management intervention


At Home Treatment for Hospital Prevention Period
Intervention Window
Intervention circumvents future hospitalizations
Hospitalization for Fluid Management for CHF
ED Visits for Fluid Management for CHF
Intervention Window
At/or post discharge period
Intervention circumvents future hospitalizations/readmissions

ESPERION

What Makes Enbumyst Stand Out?

Developed in collaboration with cardiology experts to address unmet need for nasal option in loop-diuretic therapy

Uniqueness

- First and only nasal spray diuretic
- Provides rapid absorption (bypassing GI issues), ease of use for outpatient self-administration
- Similar effect on diuresis, natriuresis, and urinary potassium excretion compared with IV bumetanide
- Improved compliance vs. oral tablets or IV injections

Differentiation

- Cost savings based on differentiated pricing
- Ease of use
- Overcomes variability in absorption of oral diuretics due to gut edema
- May avoid need for IV diuretics in ER, office/infusion centers

Clinical Advantages

- Treats edema in CHF, and hepatic and renal disease
- Dosing may be individualized based on patient response (0.5-2mg)
- Reduces hospitalization risks by enabling at-home recovery
- Favorable safety profile

Market Edge

- Addresses gaps in current standards of care
- Early data shows high patient preference in trials
- Differentiated form factor offers less burdensome administration for patients

ESPERION

Enbumyst vs. Furoscix

Aspect	Enbumyst	Furoscix	Enbumyst Advantage
Delivery	Single Use Intranasal Spray (no needles)	SubQ Injection (wearable, 5h infusion)	Easier compliance; no pain; no impact to activities of daily living
Onset/Efficacy	Tmax ~1h, ~2L urine, 140 mmol Na (bioequivalent to IV/Oral)	Onset ~30 minutes, reduced hospitalizations	Comparable
Safety / Tolerability	Well-tolerated, minor nasal dryness	Mild site reactions	Avoids site reactions
Indications	For the treatment of edema associated with congestive heart failure, hepatic and renal disease, including the nephrotic syndrome in adults	For the treatment of edema in pediatric patients weighing 43 kg and above and in adult patients with chronic heart failure or chronic kidney disease (CKD), including the nephrotic syndrome	Broader indications
Market Positioning	First nasal delivery system	Established	Unique ease of use
Launch Date	Q4 2025	Q1 2023	

ESPERION

Target Audience

Primary Audience

Cardiologists, CHF Care Teams
Key decision makers for managing fluid overload in CHF

Advance Practice Providers (ANPs,PAs)
Lead frontline outpatient care decisions for patients with fluid management needs

Secondary Audience

Hepatologists
Treat fluid overload in liver disease, where oral diuretics may be less effective due to impaired GI absorption

Nephrologists
Care for patients with complex renal function and fluid management needs – situations where IV therapy may carry added risk or be logistically challenging

Tertiary Audience

Health Systems & Payers
Influence protocols, coverage decisions, and system costs – with increasing focus on value-based care and care-at-home models

ESPERION

ESPERION®

Positioned For The Future

Multi-Billion Dollar Annual US Market Opportunity

Revolutionizing Outpatient CHF Management

6.7M
CHF Patients

2.1M
Addressable CHF Episodes

$2,214
Average Cost of Enbumyst per CHF Episode

$4.6B
Addressable Market Opportunity

Goal of Therapy | **Reduce Admissions and Readmissions to Improve Outcomes and Lower the Cost of Care**

Sources: Decision Resources Group Report 2023 diagnosed events of Acute HF in the US for 2022 and HF prevalence of 7.2M cases, Virani, et. al. Circulation 2020;:2.374 MHF clinic visits, H-CUP 2017 Inpatient Stays HF principal diagnosis 1M primary HF diagnosis

Portfolio Fit

Our Current Portfolio

- NEXLETOL® & NEXLIZET®: first-in-class oral ATP citrate lyase inhibitors
- Established in chronic cardiovascular risk management
- Strong cardiology prescriber relationships
- Existing payer coverage & formulary access
- Proven sales force execution in cardiometabolic space

Synergies & Fit

- Expands from chronic lipid/CV therapy -> acute congestion/volume management
- Same target physicians
- Leverages existing payer contracts & formulary access
- Complements oral therapies with novel nasal delivery

Enbumyst Adds Value

- Addresses unmet need in outpatient congestion (post-discharge, avoid re-admission)
- Potential to reduce CHF hospitalizations
- Differentiated vs. Furoscix (nasal vs. infuser > easier use, better adherence)
- Upside from CKD, hepatic congestion indications -> alignment with pipeline
- Novel, differentiated offering

ESPERION

The Combined Company

Perfectly situated to attack two of the largest cardiometabolic markets

Commercial

NEXLETOL®
(bempedoic acid) 180mg tablets

NEXLIZET®
(bempedoic acid/ezetimibe) 180mg/10mg tablets

Enbumyst™
(bumetanide nasal spray) 0.5 mg

Strong Financial Position

- Diversified Product Portfolio
- Reach Sustainable Profitability in 2026
- Durable Cash Flows
- Strong Balance Sheet
- Attractive P&L Profile

Partnerships & Pipeline

Triple Combination
NEXT-GENERATION ORAL LIPID-LOWERING COMBINATIONS
Bempedoic acid, ezetimibe, and statin (atorvastatin or rosuvastatin)

Corstasis RSQ-786 and 789
Subcutaneous Diuretic
Multidose and smart infusion system

ESP-2001
NEXT-GENERATION ACLY INHIBITOR
Indication: Primary Sclerosing Cholangitis (PSC)

Discovery Programs
EXPANDING BEYOND CARDIOVASCULAR DISEASE

ESPERION

Strong, High Impact Opportunity

US HF Landscape	• 6.7M and 15.8M adults affected annually in the US and G7 respectively • HF represents 33% ($123B) of annual Medicare Part A and B spend
Unmet Need	• Limited outpatient options for fluid overload • No nasal diuretics currently marketed
Addressable Market	• 2.1M annual HF episodes representing a potential $4.6B US opportunity based on aligned pricing model
Hospitalization Burden	• ~US annual hospitalizations costing $19B, with an average cost per CHF related admission ~$11,840 (67% involving IV diuretic administration) • 1 in 4 patients readmitted within 30 days, driving significant healthcare costs
Cost Savings Potential	• Potential multi-billion dollar annual opportunity through reduced HF-related hospital admissions and readmissions, supported by shift to home-based care
Strong IP to 2040	• Strong IP portfolio with granted patents through 2040
Growth Drivers	• Aging population, post-COVID CV complications, regulatory support for novel formulations, and emerging markets demand • Global outreach and ROW expansion

* Indication language includes treatment for hepatic and renal disease; above does not include the use of Enbumyst for these additional indications

ESPERION

VISION 2040 in Action: A Transformational Leap Forward

NEXLETOL® (bempedoic acid) 180mg tablets

NEXLIZET® (bempedoic acid/ezetimibe) 180mg/10mg tablets

Enbumyst™ (bumetanide nasal spray) 0.5 mg

- Diversified Product Portfolio
- Reach Sustainable Profitability in 2026
- Durable Cash Flows
- Strong Balance Sheet
- Attractive P&L Profile

Perfectly positioned to aggressively attack two of the largest cardiometabolic markets, allowing us to further our mission of helping millions of patients worldwide

ESPERION®

Experienced Leaders, Breakthrough Results



Sheldon Koenig
PRESIDENT AND CHIEF EXECUTIVE OFFICER
PORTOLA · MERCK · SANOFI



Ben Halladay
CHIEF FINANCIAL OFFICER
Pfizer · NOY · bmc



John Harlow
CHIEF COMMERCIAL OFFICER
melinta therapeutics · Pfizer · BAUDAX BIO · NOVARTIS



Betty Jean Swartz
CHIEF BUSINESS OFFICER
Wyeth · PORTOLA · Celgene



Glenn Brame
CHIEF TECHNICAL OPERATIONS OFFICER
zymergen · PORTOLA · Genentech A Member of the Roche Group



Ben Looker, Esq.
GENERAL COUNSEL
TRILLIUM THERAPEUTICS INC. · morphosys · GOODWIN



Stephen Pinkosky
VP, EARLY & PRE-CLINICAL DRUG DISCOVERY
Pfizer · VERICEL



LeAnne Bloedon
VP, CLINICAL DEVELOPMENT
Aegerion Pharmaceuticals · Penn



Heather Persh
VP, HUMAN RESOURCES
mckinley · A123 SYSTEMS

ESPERION

ESPERION®

Important Safety Information

Enbumyst Safety Information

ENBUMYST is contraindicated in patients with anuria, who are in hepatic coma and have a history of hypersensitivity to bumetanide.

ENBUMYST is a diuretic that may cause fluid, electrolyte, and metabolic abnormalities. Excessive fluid loss can lead to dehydration, decreased blood volume, and increased risk of blood clots. Abnormalities may include changes in blood electrolytes, nitrogen, glucose, and uric acid. The chance of getting these abnormalities is higher in people who are elderly, use higher doses or who do not get enough electrolytes by mouth.

If increasing azotemia and oliguria occur during treatment of severe progressive renal disease, discontinue bumetanide.

Although unlikely at the recommended doses, the potential for ototoxicity must be considered a risk of intravenous therapy, at high doses, repeated frequently in the face of renal excretory function impairment.

Avoid use in patients with significant nasal mucosal or structural abnormalities, such as acute episodes of rhinitis or congestion due to any cause.

Advise lactating women treated with ENBUMYST to monitor their infants for excessive urine output, dehydration, and lethargy.

Most common adverse reactions are hypovolemia, headache, muscle cramps, dizziness, hypotension, nausea and encephalopathy (in patients with pre-existing liver disease).

These are not all of the possible side effects of ENBUMYST. To report suspected adverse reactions, contact Corstasis Therapeutics at 1-877-300-5339 or FDA at 1-800-FDA-1088 or www.fda.gov/medwatch.

Please see the full Prescribing Information for ENBUMYST.

NEXLETOL® (bempedoic acid) Important Safety Information

NEXLETOL is indicated:

- to reduce the risk of major adverse cardiovascular events (cardiovascular death, myocardial infarction, stroke, or coronary revascularization) in adults at increased risk for these events who are unable to take recommended statin therapy (including those not taking a statin).
- as an adjunct to diet and exercise, in combination with other LDL-C lowering therapies or alone when concomitant LDL-C lowering therapy is not possible, to reduce LDL-C in adults with hypercholesterolemia, including HeFH.

IMPORTANT SAFETY INFORMATION

- NEXLETOL is contraindicated in patients with a prior serious hypersensitivity reaction to bempedoic acid or any of the excipients. Serious hypersensitivity reactions, such as angioedema, have occurred.
- Hyperuricemia: NEXLETOL may increase blood uric acid levels, which may lead to gout. Monitor as clinically indicated and initiate treatment with urate-lowering drugs as appropriate.
- Tendon Rupture: NEXLETOL is associated with an increased risk of tendon rupture or injury. Tendon rupture occurred in 0.5% of patients treated with NEXLETOL in primary hypercholesterolemia trials, versus 0% on placebo. In the cardiovascular outcomes trial, the rates were 1.2% for NEXLETOL and 0.9% for placebo. Discontinue NEXLETOL at the first sign of tendon rupture. Consider alternative therapy in patients who have a history of tendon disorders or tendon rupture.
- The most common adverse reactions in the primary hypercholesterolemia trials of NEXLETOL in ≥2% of patients and greater than placebo were upper respiratory tract infection, muscle spasms, hyperuricemia, back pain, abdominal pain or discomfort, bronchitis, pain in extremity, anemia, and elevated liver enzymes.
- The most common adverse reactions in the cardiovascular outcomes trial for NEXLETOL at an incidence of ≥2% and 0.5% greater than placebo were hyperuricemia, renal impairment, anemia, elevated liver enzymes, muscle spasms, gout, and cholelithiasis.
- Concomitant use of NEXLETOL with greater than 20 mg of simvastatin or 40 mg of pravastatin should be avoided due to the potential for increased risk of simvastatin- or pravastatin-related myopathy. Concomitant use with fibrates may increase triglycerides and decrease high-density lipoprotein cholesterol. Monitor and adjust therapies as recommended.
- Discontinue NEXLETOL when pregnancy is recognized unless the benefits of therapy outweigh the potential risks to the fetus. The benefits of breastfeeding should be considered along with the mother's clinical need for NEXLETOL and any potential adverse effects on the breastfed infant from NEXLETOL or from the underlying maternal condition.
- Report pregnancies to Esperion Therapeutics, Inc. Adverse Event reporting line at 1-833-377-7633.

See full prescribing information here.

ESPERION

NEXLIZET® (bempedoic acid and ezetimibe) Important Safety Information

NEXLIZET is indicated:

- as an adjunct to diet and exercise to reduce LDL-C in adults with hypercholesterolemia, including HeFH.
- bempedoic acid, a component of NEXLIZET, is indicated to reduce the risk of major adverse cardiovascular events (cardiovascular death, myocardial infarction, stroke, or coronary revascularization) in adults at increased risk for these events who are unable to take recommended statin therapy (including those not taking a statin).

IMPORTANT SAFETY INFORMATION

- NEXLIZET is contraindicated in patients with a prior hypersensitivity to ezetimibe or bempedoic acid or any of the excipients. Serious hypersensitivity reactions, such as anaphylaxis, angioedema, rash, and urticaria have been reported with ezetimibe or bempedoic acid.
- Hyperuricemia: Bempedoic acid, a component of NEXLIZET, may increase blood uric acid levels, which may lead to gout. Monitor as clinically indicated and initiate treatment with urate-lowering drugs as appropriate.
- Tendon Rupture: Bempedoic acid is associated with an increased risk of tendon rupture or injury. Tendon rupture occurred in 0.5% of patients treated with bempedoic acid in primary hypercholesterolemia trials, versus 0% on placebo. In the cardiovascular outcomes trial, the rates were 1.2% for bempedoic acid and 0.9% for placebo. Discontinue NEXLIZET at the first sign of tendon rupture. Consider alternative therapy in patients who have a history of tendon disorders or tendon rupture.
- The most common adverse reactions in the primary hypercholesterolemia trials of bempedoic acid in ≥2% of patients and greater than placebo were upper respiratory tract infection, muscle spasms, hyperuricemia, back pain, abdominal pain or discomfort, bronchitis, pain in extremity, anemia, and elevated liver enzymes.
- Adverse reactions reported in ≥2% of patients treated with ezetimibe (a component of NEXLIZET) and at an incidence greater than placebo in clinical trials were upper respiratory tract infection, diarrhea, arthralgia, sinusitis, pain in extremity, fatigue, and influenza.
- The most common adverse reactions (incidence ≥3% and greater than placebo) observed with NEXLIZET but not observed in clinical trials of bempedoic acid or ezetimibe, were urinary tract infection, nasopharyngitis, and constipation.
- The most common adverse reactions in the cardiovascular outcomes trial of bempedoic acid, at an incidence of ≥2% and 0.5% greater than placebo, were hyperuricemia, renal impairment, anemia, elevated liver enzymes, muscle spasms, gout, and cholelithiasis.
- Concomitant use of NEXLIZET with greater than 20 mg of simvastatin or 40 mg of pravastatin should be avoided due to the potential for increased risk of simvastatin- or pravastatin-related myopathy. Concomitant use with fibrates may increase triglycerides and decrease high-density lipoprotein cholesterol. Monitor and adjust therapies as recommended.
- Discontinue NEXLIZET when pregnancy is recognized unless the benefits of therapy outweigh the potential risks to the fetus. The benefits of breastfeeding should be considered along with the mother's clinical need for NEXLIZET and any potential adverse effects on the breastfed infant from NEXLIZET or from the underlying maternal condition.
- Report pregnancies to Esperion Therapeutics, Inc. Adverse Event reporting line at 1-833-377-7633.

See full prescribing information here.

ESPERION®